UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2013

Performance Technologies,
Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-27460	16-1158413
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 Canal View Boulevard Rochester, New York		14623
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (585) 256-0200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 7, 2013, Performance Technologies, Incorporated ("PT") issued a press release announcing its results of operations for the quarter and nine months ended September 30, 2013. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

(c) Exhibits.

(99.1) Press release issued by PT on November 7, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE TECHNOLOGIES, INCORPORATED

November 7, 2013	By /s/ John M. Slusser
John M. Slusser
President and Chief Executive Officer

November 7, 2013	By /s/ Dorrance W. Lamb
Dorrance W. Lamb
Senior Vice President of Finance and Chief Financial Officer

EXHIBIT 99.1

For more information contact:

Dorrance W. Lamb

SVP and Chief Financial Officer

PT

585-256-0200 ext. 7276

http://www.pt.com

finance@pt.com

PT Announces Third Quarter 2013

Financial Results

“Company reports GAAP quarterly profit and 56% increase in revenue in the third quarter 2013, compared to same quarter in 2012”

ROCHESTER, NY – November 7, 2013 – PT (NASDAQ: PTIX), a leading global provider of advanced network communications solutions, today announced its unaudited financial results for the third quarter 2013.

Revenue in the third quarter 2013 amounted to $7.3 million, compared to $4.7 million in the third quarter 2012. Revenue for the nine months ended September 30, 2013 amounted to $20.7 million, compared to $18.0 million for the corresponding period in 2012.

On the basis of generally accepted accounting principles (GAAP), net income in the third quarter 2013 amounted to $.5 million, or $.04 per diluted share, including amortization of purchased intangible assets of $.02 per share and stock-based compensation expense of $.01 per share, based on 11.7 million shares outstanding. GAAP net loss in the third quarter 2012 amounted to ($1.7 million), or ($.15) per basic share, based on 11.1 million shares outstanding, including amortization of purchased intangible assets of $.03 per share and stock-based compensation expense of $.01 per share.

The GAAP net loss for the nine months ended September 30, 2013 amounted to ($.2 million), or ($.02) per basic share, including amortization of purchased intangible assets of $.06 per share; a restructuring charge of $.02 per share; a charge for impairment of software development costs of $.01 per share; and stock-based compensation expense of $.02 per share, based on 11.1 million shares outstanding. The GAAP net loss for the nine months ended September 30, 2012 amounted to ($3.1 million), or ($.28) per basic share, including amortization of purchased intangible assets of $.08 per share and stock-based compensation expense of $.02 per share, based on 11.1 million shares outstanding.

The non-GAAP net income in the third quarter 2013 amounted to $.8 million, or $.07 per diluted share, compared to a non-GAAP net loss in the third quarter 2012 of ($1.3 million), or ($.12) per basic share. The non-GAAP net income for the nine months ended September 30, 2013 amounted to $1.1 million, or $.10 per diluted share, compared to a net loss for the nine months ended September 30, 2012 of ($2.1 million), or ($.19) per basic share. Please refer to the reconciliations between GAAP and non-GAAP financial measures contained in this release.

On September 30, 2013, the Company had cash and investments amounting to $13.9 million, working capital of $16.3 million, and no long-term debt.

“We are pleased with the progress the Company is making this year in its financial performance and on its strategic plan,” said John Slusser, president and chief executive officer. “Revenue has increased on a sequential and year-over-year basis and the Company has reported two sequential quarters of GAAP profitability. We are seeing important market dynamics in the telecommunications signaling space. Many service providers will need to provision next-generation Diameter signaling network architectures as well as ensure the ongoing reliability and cost effectiveness of existing SS7 signaling networks that are built upon an ever-growing list of discontinued, unsupported equipment. The unique ability of our SEGway® Signaling product portfolio to provide a state-of-the-art, unified end solution set encompassing both Diameter and SS7 signaling solidly positions PT to address these market dynamics. Our energies are squarely focused on pursuing this exciting market opportunity.”

As part of its strategic realignment, which was initiated during the fourth quarter 2012, PT is well along in transitioning out of the general OEM platform business through a last-time buy and build program which ends for most customers at the end of 2013 and continues through 2014 for select customers. As of September 30, 2013, 85% of the last-time buy and build orders have been shipped, which amounted to approximately $5.9 million in revenue year-to-date.

About PT (www.pt.com)

PT (NASDAQ®: PTIX) is a global supplier of advanced, high availability network communications solutions. Its SEGway® Diameter and SS7 Signaling Systems provide tightly integrated signaling and advanced routing capabilities and applications that uniquely span the mission critical demands of both existing and next-generation 4G LTE and IMS telecommunications networks. The Company’s IPnexus® Multi-Protocol Gateways and Servers enable a broad range of IP-interworking in data acquisition, sensor, radar, and control applications for aviation, weather and other infrastructure networks. Established in 1981, PT is headquartered in Rochester, NY and markets and sells its products worldwide through its direct sales organization as well as through channel partners that include major telecommunications equipment vendors, government prime contractors and value-added resellers.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. This press release contains forward-looking statements which reflect the Company's current views with respect to future events and financial performance, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the safe harbor provisions of those Sections. The Company’s future operating results are subject to various risks and uncertainties and could differ materially from those discussed in the forward-looking statements and may be affected by various trends and factors which are beyond the Company’s control. These risks and uncertainties include, among other factors, business and economic conditions, rapid technological changes accompanied by frequent new product introductions, competitive pressures, dependence on key customers and the potential loss of key customers, inability to gauge order flows from customers, fluctuations in quarterly and annual results, the reliance on a limited number of third party suppliers, limitations of PT’s manufacturing capacity and arrangements, the protection of PT’s proprietary technology, errors or defects in our products, the effects of pending or threatened litigation, the dependence on key personnel, changes in critical accounting estimates, potential impairments related to investments, foreign regulations, possible loss or significant curtailment of significant government contracts or subcontracts, possible effects related to compliance with new conflict-free mineral regulations, and potential material weaknesses in internal control over financial reporting. In addition, during weak or uncertain economic periods, customers’ visibility deteriorates causing delays in the placement of their orders. These factors often result in a substantial portion of PT’s revenue being derived from orders placed within a quarter and shipped in the final month of the same quarter. Forward-looking statements should be read in conjunction with the most recent audited Consolidated Financial Statements, the Notes thereto, Risk Factors, and Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company, as contained in the Company’s Annual Report on Form 10-K, and other documents filed with the Securities and Exchange Commission.

Non-GAAP Financial Measures

As a supplement to the GAAP-based consolidated financial statements contained in this press release, the Company is providing a presentation of non-GAAP financial measures which can be useful to investors to gain an overall understanding of the Company’s current financial performance. Specifically, the Company believes the non-GAAP financial measures provide useful information to investors by excluding certain expenses the Company believes are not indicative of its core operating results. The non-GAAP financial measures exclude certain expenses such as the effects of (a) amortization of purchased intangible assets, (b) impairment charge – capitalized software, (c) stock-based compensation costs, and (d) restructuring costs.

Management utilizes a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of our business, in making operating decisions and forecasting and planning for future periods. We also consider the use of the non-GAAP financial measures to be helpful in assessing various aspects of our business operations.

Non-GAAP financial measures are not meant to be considered a substitute for the corresponding GAAP financial information and should not be considered in isolation from measures of financial performance prepared in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool and that these measures should only be used to evaluate the Company’s results of operations in conjunction with the corresponding GAAP financial information.

A reconciliation of non-GAAP measures to GAAP measures is included herein.

###

A conference call will be held on Friday, November 8, at 10:00 a.m., New York time, to discuss the results. All institutional investors can participate in the conference by dialing (866) 494-3746 or (416) 915-1196. The call will be available simultaneously for all other investors at (866) 494-3387 or (416) 915-1198. A digital recording of this conference call may be accessed immediately after its completion from November 8 through November 12, 2013. To access the recording, participants should dial (866) 245-6755 or (416) 915-1035 using passcode 439019. A live webcast of the conference call will be available for two weeks on the PT website at www.pt.com and will be archived to the site within two hours after the completion of the call.

PT is a trademark of Performance Technologies, Inc. The names of actual companies, products, or services may be the trademarks, registered trademarks, or service marks of their respective owners in the United States and/or other countries.

PERFORMANCE TECHNOLOGIES, INCORPORATED AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(unaudited)

ASSETS

	September 30, 2013	December 31, 2012

Current assets:
Cash and cash equivalents	$10,394,000	$7,546,000
Investments	1,457,000	4,794,000
Accounts receivable	5,862,000	3,775,000
Inventories	2,324,000	3,615,000
Prepaid expenses and other assets	829,000	932,000
Prepaid income taxes	146,000	206,000
Deferred income taxes	408,000	445,000
Total current assets	21,420,000	21,313,000

Investments	2,079,000	1,969,000
Property, equipment and improvements, net	1,777,000	1,683,000
Software development costs, net	3,544,000	3,716,000
Purchased intangible assets, net	2,133,000	2,835,000
Total assets	$30,953,000	$31,516,000

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$1,332,000	$1,134,000
Accrued expenses	1,498,000	1,664,000
Deferred revenue	2,423,000	3,002,000
Fair value of foreign currency hedges	4,000
Total current liabilities	5,257,000	5,800,000
Deferred income taxes	663,000	696,000
Total liabilities	5,920,000	6,496,000

Stockholders’ equity:
Preferred stock
Common stock	133,000	133,000
Additional paid-in capital	17,776,000	17,591,000
Retained earnings	16,756,000	17,099,000
Accumulated other comprehensive income	(7,000)	15,000
Treasury stock	(9,625,000)	(9,818,000)
Total stockholders’ equity	25,033,000	25,020,000
Total liabilities and stockholders’ equity	$30,953,000	$31,516,000

PERFORMANCE TECHNOLOGIES, INCORPORATED AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012

Sales	$7,287,000	$4,671,000	$20,679,000	$18,045,000
Cost of goods sold	3,709,000	2,870,000	10,762,000	9,611,000
Impairment of software development costs			137,000
Gross profit	3,578,000	1,801,000	9,780,000	8,434,000

Operating expenses:
Selling and marketing	1,264,000	1,322,000	3,999,000	4,410,000
Research and development	1,070,000	1,286,000	3,279,000	4,559,000
General and administrative	788,000	828,000	2,441,000	2,632,000
Restructuring charges			243,000
Total operating expenses	3,122,000	3,436,000	9,962,000	11,601,000
Income (loss) from operations	456,000	(1,635,000)	(182,000)	(3,167,000)

Other income (expense), net	28,000	42,000	9,000	41,000
Income (loss) before income taxes	484,000	(1,593,000)	(173,000)	(3,126,000)

Income tax (benefit) provision	(4,000)	80,000	12,000	12,000
Net income (loss)	$488,000	$(1,673,000)	$(185,000)	$(3,138,000)

Basic income (loss) per share	$.04	$(.15)	$(.02)	$(.28)
Diluted income per share	$.04

Weighted average common shares used in basic net income (loss) per share	11,148,000	11,116,000	11,127,000	11,116,000

Weighted average common shares used in diluted net income per share	11,746,000

PERFORMANCE TECHNOLOGIES, INCORPORATED AND SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012

Gross Profit Reconciliation
GAAP gross profit	$3,578,000	$1,801,000	$9,780,000	$8,434,000
Amortization of purchased intangible assets(a)	234,000	302,000	702,000	891,000
Impairment charge - capitalized software(b)			137,000
Stock-based compensation(c)	5,000	4,000	16,000	10,000
Non-GAAP gross profit	3,817,000	2,107,000	10,635,000	9,335,000
Non-GAAP gross profit percentage of sales	52.4%	45.1%	51.4%	51.7%

Operating Expense Reconciliation
GAAP operating expenses	3,122,000	3,436,000	9,962,000	11,601,000
Stock-based compensation (c)	(57,000)	(57,000)	(169,000)	(176,000)
Restructuring costs(d)			(243,000)
Non-GAAP operating expenses	3,065,000	3,379,000	9,550,000	11,425,000

Net Loss Reconciliation
GAAP net income (loss)	488,000	(1,673,000)	(185,000)	(3,138,000)
Amortization of purchased intangible assets(a)	234,000	302,000	702,000	891,000
Impairment charge - capitalized software(b)			137,000
Stock-based compensation(c)	62,000	61,000	185,000	186,000
Restructuring costs(d)			243,000
Non-GAAP net income (loss)	$784,000	$(1,310,000)	$1,082,000	$(2,061,000)

Income (loss) per Common Share
GAAP basic net income (loss) per common share	$.04	$(.15)	$(.02)	$(.28)
Non-GAAP basic net income (loss) per common share	$.07	$(.12)	$.10	$(.19)
Non-GAAP diluted net income per common share	$.07		$.09

The Non-GAAP financial measures above, and the reconciliation to our GAAP results for the periods presented, reflect adjustments relating to the following items:

(a) Amortization of purchased intangible assets: a non-cash expense arising from the acquisition of intangible assets that the Company is required to amortize over their expected useful life.

(b) Impairment charge – capitalized software: a non-cash charge incurred to write down the recorded balance of capitalized software development projects to their estimated net realizable value.

(c) Stock-based compensation costs: a non-cash expense incurred in accordance with share-based compensation accounting guidance.

(d) Restructuring costs: costs incurred as a result of restructuring activities taken to bring operating expenses more in line with expected revenues.